SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                           _________________________

                                   FORM 8-K
                                CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934
                           _________________________

      Date of Report (date of earliest event reported):  JANUARY 18, 2006

                    MID-WISCONSIN FINANCIAL SERVICES, INC.

            (Exact name of registrant as specified in its charter)

                 WISCONSIN            0-18542        06-1169935
              (State or Other    (Commission File   (IRS Employer
              Jurisdiction of         Number)      Identification
              Incorporation)                           Number)

                             132 WEST STATE STREET
                               MEDFORD, WI 54451
         (Address of principal executive offices, including Zip Code)

                                (715) 748-8300
              Registrant's telephone number, including area code

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   * Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

   * Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   * Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   * Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                   INFORMATION TO BE INCLUDED IN THE REPORT


SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

1999 STOCK OPTION PLAN

      On January 18, 2006, the Board amended the 1999 Stock Option Plan to (a) extend the duration of the plan as to nonqualified options from December 14, 2009, to the date on which all shares authorized by the plan have been delivered and (b) permit the granting of one-time reload options. The Board had previously amended the plan on December 30, 2005, to eliminate a provision for the cash-out of options upon a change in control.

OPTION GRANTS

      On January 18, 2006, the Stock Option Committee awarded options to executive officers and other employees and formalized the grant of options to James F. Warsaw which were previously reported by the Company. All options awarded vest ratably over four years (including those of Mr. Warsaw, whose vesting schedule was amended from five years) and are subject to forfeiture in the event confidentiality or noncompete provisions are violated. As a result of these actions, the following options were awarded:

      James F. Warsaw       7,500 shares (previously reported)
      Gene C. Knoll         5,503 shares
      William C. Weiland    3,829 shares

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      Exhibit 10.1  1999 Stock Option Plan, as last amended January 18, 2006

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MID-WISCONSIN FINANCIAL SERVICES, INC.


Date:  January 24, 2006             By:    JAMES F. WARSAW
                                           James F. Warsaw
                                           President and Chief Executive
                                           Officer
                                       -2-
                                 EXHIBIT INDEX
                                      TO
                                   FORM 8-K
                                      OF
                    MID-WISCONSIN FINANCIAL SERVICES, INC.
                            DATED JANUARY 18, 2006
                 Pursuant to Section 102(d) of Regulation S-T
                        (17 C.F.R. Section 232.102(d))


      EXHIBIT 10.1  1999 STOCK OPTION PLAN, AS LAST AMENDED JANUARY 18, 2006
                                       -3-